UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February 28

Date of reporting period: May 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET EMERGING MARKETS DEBT FUND

FORM N-Q

MAY 31, 2014

WESTERN ASSET EMERGING MARKETS DEBT FUND

Schedule of investments (unaudited)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
SOVEREIGN BONDS - 54.3%
Argentina - 1.2%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	2,795,000		$2,693,052

Brazil - 4.1%
Federative Republic of Brazil, Notes	10.000%	1/1/17	22,312,000	BRL	9,604,518

Chile - 1.2%
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	2,830,000		2,749,625	(a)

Colombia - 3.0%
Republic of Colombia, Senior Bonds	4.375%	7/12/21	2,770,000		2,998,525
Republic of Colombia, Senior Bonds	4.000%	2/26/24	1,180,000		1,225,725
Republic of Colombia, Senior Bonds	6.125%	1/18/41	500,000		601,250
Republic of Colombia, Senior Bonds	5.625%	2/26/44	2,000,000		2,262,500

Total Colombia					7,088,000

Costa Rica - 0.4%
Republic of Costa Rica, Notes	7.000%	4/4/44	940,000		994,050	(a)

Croatia - 1.5%
Republic of Croatia, Notes	5.500%	4/4/23	2,300,000		2,409,250	(a)
Republic of Croatia, Senior Notes	6.625%	7/14/20	860,000		967,500	(a)

Total Croatia					3,376,750

Gabon - 0.4%
Gabonese Republic, Bonds	6.375%	12/12/24	870,000		959,175	(a)

Hungary - 1.8%
Hungary Government Bond, Senior Notes	5.750%	11/22/23	2,458,000		2,697,655
Hungary Government International Bond, Senior Notes	5.375%	3/25/24	1,500,000		1,601,250

Total Hungary					4,298,905

Indonesia - 5.6%
Republic of Indonesia, Notes	3.750%	4/25/22	1,750,000		1,725,937	(a)
Republic of Indonesia, Notes	5.250%	1/17/42	3,360,000		3,313,800	(a)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	105,000		121,144	(a)
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	380,000		437,950	(a)
Republic of Indonesia, Senior Notes	4.875%	5/5/21	1,850,000		1,974,875	(a)
Republic of Indonesia, Senior Notes	3.375%	4/15/23	850,000		805,375	(a)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	4,140,000		4,657,500	(a)

Total Indonesia					13,036,581

Lithuania - 1.1%
Republic of Lithuania, Senior Notes	7.375%	2/11/20	190,000		234,175	(a)
Republic of Lithuania, Senior Notes	6.125%	3/9/21	1,880,000		2,216,332	(a)

Total Lithuania					2,450,507

Mexico - 6.0%
United Mexican States, Bonds	8.000%	6/11/20	12,696,900	MXN	1,131,678
United Mexican States, Bonds	6.500%	6/9/22	63,670,200	MXN	5,239,543
United Mexican States, Bonds	10.000%	12/5/24	2,250,000	MXN	232,005
United Mexican States, Bonds	8.500%	11/18/38	24,550,000	MXN	2,300,745
United Mexican States, Medium-Term Notes	6.050%	1/11/40	2,250,000		2,733,750
United Mexican States, Senior Notes	5.550%	1/21/45	2,000,000		2,290,000

Total Mexico					13,927,721

Nigeria - 0.2%
Republic of Nigeria, Senior Notes	5.125%	7/12/18	350,000		364,000	(a)
Republic of Nigeria, Senior Notes	6.375%	7/12/23	200,000		218,000	(a)

Total Nigeria					582,000

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND

Schedule of investments (unaudited) (cont’d)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Panama - 0.0%
Republic of Panama, Senior Bonds	6.700%	1/26/36	21,000	$26,250

Peru - 3.5%
Republic of Peru, Bonds	6.550%	3/14/37	2,208,000	2,818,512
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	150,000	200,062
Republic of Peru, Senior Bonds	8.750%	11/21/33	2,867,000	4,429,515
Republic of Peru, Senior Bonds	5.625%	11/18/50	608,000	694,032

Total Peru				8,142,121

Poland - 2.1%
Republic of Poland, Senior Notes	5.125%	4/21/21	980,000	1,111,873
Republic of Poland, Senior Notes	5.000%	3/23/22	3,364,000	3,780,295

Total Poland				4,892,168

Romania - 0.1%
Republic of Romania, Senior Notes	4.875%	1/22/24	300,000	321,000	(a)

Russia - 5.4%
Russian Foreign Bond - Eurobond, Senior Bonds	4.875%	9/16/23	2,000,000	2,068,000	(a)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	6,666,420	7,753,046	(a)
Russian Foreign Bond - Eurobond, Senior Notes	5.625%	4/4/42	2,600,000	2,717,000	(a)

Total Russia				12,538,046

South Africa - 0.6%
South Africa Government International Bond, Senior Notes	4.665%	1/17/24	1,250,000	1,298,438

Sri Lanka - 0.7%
Republic of Sri Lanka, Senior Bonds	6.000%	1/14/19	1,600,000	1,698,000	(a)

Turkey - 7.0%
Republic of Turkey, Notes	6.750%	5/30/40	2,360,000	2,775,006
Republic of Turkey, Notes	4.875%	4/16/43	360,000	341,604
Republic of Turkey, Senior Bonds	5.625%	3/30/21	5,900,000	6,475,250
Republic of Turkey, Senior Bonds	5.750%	3/22/24	560,000	614,600
Republic of Turkey, Senior Notes	7.500%	11/7/19	1,370,000	1,630,300
Republic of Turkey, Senior Notes	6.250%	9/26/22	2,620,000	2,976,058
Republic of Turkey, Senior Notes	6.875%	3/17/36	1,147,000	1,366,364

Total Turkey				16,179,182

Ukraine - 0.9%
Republic of Ukraine, Senior Notes	6.750%	11/14/17	1,114,000	1,054,178	(a)
Republic of Ukraine, Senior Notes	7.750%	9/23/20	415,000	393,213	(a)
Republic of Ukraine, Senior Notes	7.800%	11/28/22	739,000	690,041	(a)

Total Ukraine				2,137,432

Venezuela - 7.3%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	2,931,000	2,746,347	(a)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	7,265,000	5,957,300
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	73,000	58,035
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	9,705,000	8,103,675	(a)

Total Venezuela				16,865,357

Vietnam - 0.2%
Republic of Vietnam, Senior Bonds	6.750%	1/29/20	310,000	353,013	(a)

TOTAL SOVEREIGN BONDS (Cost - $121,221,436)				126,211,891

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND

Schedule of investments (unaudited) (cont’d)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 43.6%
CONSUMER DISCRETIONARY - 0.5%
Hotels, Restaurants & Leisure - 0.2%
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	480,000	$510,000	(a)
Media - 0.3%
Myriad International Holdings BV, Senior Notes	6.000%	7/18/20	520,000	585,650	(a)

TOTAL CONSUMER DISCRETIONARY				1,095,650

CONSUMER STAPLES - 1.8%
Food Products - 1.5%
Alicorp SAA, Senior Notes	3.875%	3/20/23	420,000	408,534	(a)
BRF SA, Senior Notes	4.750%	5/22/24	502,000	497,607	(a)
JBS Investment GmbH, Senior Notes	7.250%	4/3/24	530,000	553,850	(a)
Marfrig Holding Europe BV, Senior Notes	8.375%	5/9/18	360,000	381,600	(a)
Marfrig Holding Europe BV, Senior Notes	11.250%	9/20/21	740,000	860,250	(a)
Marfrig Overseas Ltd., Senior Notes	9.500%	5/4/20	400,000	434,400	(a)
Virgolino de Oliveira Finance Ltd., Senior Notes	10.500%	1/28/18	400,000	316,000	(a)

Total Food Products				3,452,241

Personal Products - 0.3%
Hypermarcas SA, Notes	6.500%	4/20/21	740,000	812,150	(a)

TOTAL CONSUMER STAPLES				4,264,391

ENERGY - 18.9%
Energy Equipment & Services - 0.7%
Offshore Drilling Holding SA, Senior Secured Notes	8.375%	9/20/20	930,000	1,029,975	(a)
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	730,000	702,625	(a)

Total Energy Equipment & Services				1,732,600

Oil, Gas & Consumable Fuels - 18.2%
CNOOC Curtis Funding No. 1 Pty Ltd., Senior Notes	4.500%	10/3/23	550,000	579,535	(a)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	398,760	443,621	(a)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	66,460	73,937	(a)
Dolphin Energy Ltd., Senior Secured Bonds	5.500%	12/15/21	540,000	621,000	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	130,000	158,968
Ecopetrol SA, Senior Notes	5.875%	5/28/45	350,000	362,250
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	1,330,000	1,273,475	(a)
GeoPark Latin America Ltd. Agencia en Chile, Senior Secured Notes	7.500%	2/11/20	620,000	666,500	(a)
KazMunayGas National Co., Notes	7.000%	5/5/20	2,300,000	2,665,240	(a)
KazMunayGas National Co., Senior Notes	9.125%	7/2/18	360,000	438,728	(a)
KazMunayGas National Co. JSC, Senior Notes	4.400%	4/30/23	500,000	496,150	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	1,650,000	1,821,187	(a)
Oleoducto Central SA, Senior Notes	4.000%	5/7/21	550,000	551,430	(a)
Pacific Rubiales Energy Corp., Senior Notes	5.375%	1/26/19	1,180,000	1,231,625	(a)
Pacific Rubiales Energy Corp., Senior Notes	5.375%	1/26/19	907,000	946,681	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	1,280,000	1,424,000	(a)
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	950,000	940,500	(a)
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	500,000	496,250	(a)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	858,000	1,008,150
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	1,230,000	1,283,200
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	950,000	992,804
Petroleos de Venezuela SA, Senior Notes	8.500%	11/2/17	1,320,000	1,217,700	(a)
Petroleos Mexicanos, Notes	8.000%	5/3/19	160,000	198,160
Petroleos Mexicanos, Notes	6.375%	1/23/45	2,710,000	3,126,662	(a)
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	950,000	1,066,375
Petroleos Mexicanos, Senior Notes	4.875%	1/24/22	910,000	980,525
Petroleos Mexicanos, Senior Notes	6.500%	6/2/41	3,920,000	4,602,080
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	700,000	725,375
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	870,000	1,103,813	(a)

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND

Schedule of investments (unaudited) (cont’d)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - 18.2% (continued)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,530,000	$1,744,249	(a)
PT Pertamina Persero, Notes	5.250%	5/23/21	270,000	281,475	(a)
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	820,000	823,116	(a)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	1,130,000	1,083,388	(a)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	550,000	577,720	(a)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	500,000	601,875	(a)
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	990,000	1,071,266	(a)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	2,010,000	2,281,350	(a)
Sibur Securities Ltd., Senior Notes	3.914%	1/31/18	1,110,000	1,048,950	(a)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	1,260,000	1,200,150	(a)

Total Oil, Gas & Consumable Fuels				42,209,460

TOTAL ENERGY				43,942,060

FINANCIALS - 0.1%
Real Estate Management & Development - 0.1%
Agile Property Holdings Ltd., Senior Notes	8.875%	4/28/17	265,000	277,256	(a)

INDUSTRIALS - 3.3%
Building Products - 0.9%
Andrade Gutierrez International SA, Senior Notes	4.000%	4/30/18	1,080,000	1,090,800	(a)
GTL Trade Finance Inc., Senior Notes	7.250%	4/16/44	400,000	423,400	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	590,000	634,250	(a)

Total Building Products				2,148,450

Construction & Engineering - 1.9%
Empresas ICA SAB de CV, Senior Notes	8.875%	5/29/24	1,730,000	1,700,380	(a)
OAS Investments GmbH, Senior Notes	8.250%	10/19/19	630,000	656,775	(a)
Odebrecht Finance Ltd., Senior Notes	5.125%	6/26/22	350,000	371,438	(a)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	1,450,000	1,408,313	(a)
Odebrecht Offshore Drilling Finance Ltd., Senior Secured Notes	6.625%	10/1/22	200,000	213,844	(a)

Total Construction & Engineering				4,350,750

Industrial Conglomerates - 0.2%
Alfa SAB de CV, Senior Notes	5.250%	3/25/24	200,000	208,000	(a)
Alfa SAB de CV, Senior Notes	6.875%	3/25/44	200,000	220,000	(a)

Total Industrial Conglomerates				428,000

Transportation Infrastructure - 0.3%
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	600,000	639,750	(a)

TOTAL INDUSTRIALS				7,566,950

MATERIALS - 12.3%
Chemicals - 1.3%
Alpek SA de CV, Senior Notes	4.500%	11/20/22	1,126,000	1,145,142	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	844,000	875,650	(a)
OCP SA, Senior Notes	5.625%	4/25/24	900,000	938,277	(a)

Total Chemicals				2,959,069

Construction Materials - 2.2%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	790,000	754,450	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	3,550,000	4,189,000	(a)
Cemex SAB de CV, Senior Secured Notes	7.250%	1/15/21	200,000	217,250	(a)

Total Construction Materials				5,160,700

Containers & Packaging - 0.1%
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	200,000	210,000	(a)

Metals & Mining - 7.7%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	613,000	689,227
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,250,000	1,296,875	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	360,000	386,604	(a)
Evraz Group SA, Senior Notes	6.750%	4/27/18	980,000	964,075	(a)

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND

Schedule of investments (unaudited) (cont’d)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Metals & Mining - 7.7% (continued)
Evraz Group SA, Senior Notes	6.500%	4/22/20	1,050,000	$979,125	(a)
Gerdau Trade Inc., Senior Notes	4.750%	4/15/23	700,000	691,250	(a)
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	1,380,000	1,314,450	(a)
Severstal OAO Via Steel Capital SA, Senior Notes	4.450%	3/19/18	530,000	524,038	(a)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	60,000	66,864
Southern Copper Corp., Senior Notes	7.500%	7/27/35	310,000	364,125
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,860,000	2,039,096
Southern Copper Corp., Senior Notes	5.250%	11/8/42	340,000	316,548
Vale Overseas Ltd., Notes	8.250%	1/17/34	81,000	102,076
Vale Overseas Ltd., Notes	6.875%	11/21/36	4,067,000	4,537,686
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	80,000	82,573
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	1,790,000	1,908,677	(a)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	1,670,000	1,734,712	(a)

Total Metals & Mining				17,998,001

Paper & Forest Products - 1.0%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	590,000	607,018
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	200,000	202,040
Inversiones CMPC SA, Notes	4.750%	1/19/18	350,000	372,671	(a)
Inversiones CMPC SA, Notes	4.375%	5/15/23	480,000	473,402	(a)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	690,000	690,865	(a)

Total Paper & Forest Products				2,345,996

TOTAL MATERIALS				28,673,766

TELECOMMUNICATION SERVICES - 3.9%
Diversified Telecommunication Services - 1.7%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	2,234,000	2,289,850	(a)
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	340,000	359,533	(a)
Empresa Nacional de Telecomunicaciones S.A., Senior Notes	4.875%	10/30/24	510,000	534,467	(a)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	400,000	437,500	(a)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	330,000	334,125	(a)

Total Diversified Telecommunication Services				3,955,475

Wireless Telecommunication Services - 2.2%
America Movil SAB de CV, Senior Notes	3.125%	7/16/22	940,000	930,883
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	580,000	631,475	(a)
Oi S.A., Senior Notes	5.750%	2/10/22	480,000	475,200	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	2,790,000	2,929,500	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	200,000	210,000	(a)

Total Wireless Telecommunication Services				5,177,058

TOTAL TELECOMMUNICATION SERVICES				9,132,533

UTILITIES - 2.8%
Electric Utilities - 0.7%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	130,000	143,813	(a)
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	400,000	407,200	(a)
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	510,000	541,875	(a)
State Grid Overseas Investment 2013 Ltd., Senior Bonds	3.125%	5/22/23	500,000	486,651	(a)

Total Electric Utilities				1,579,539

Gas Utilities - 0.8%
Gas Natural de Lima y Callao SA, Senior Notes	4.375%	4/1/23	700,000	679,000	(a)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	940,000	1,024,600	(a)

Total Gas Utilities				1,703,600

Independent Power and Renewable Electricity Producers - 1.1%
AES Gener SA, Notes	5.250%	8/15/21	550,000	585,752	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	670,000	748,933	(a)

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND

Schedule of investments (unaudited) (cont’d)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Independent Power and Renewable Electricity Producers - 1.1% (continued)
Colbun SA, Senior Notes	6.000%	1/21/20	100,000		$111,781	(a)
Empresa Nacional de Electricidad SA, Senior Notes	4.250%	4/15/24	280,000		286,301
Perusahaan Listrik Negara PT, Senior Notes	5.500%	11/22/21	840,000		885,150	(a)

Total Independent Power and Renewable Electricity Producers					2,617,917

Multi-Utilities - 0.2%
E-CL SA, Notes	5.625%	1/15/21	100,000		109,501	(a)
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	350,000		421,750	(a)

Total Multi-Utilities					531,251

TOTAL UTILITIES					6,432,307

TOTAL CORPORATE BONDS & NOTES (Cost - $98,817,964)					101,384,913

CONVERTIBLE BONDS & NOTES - 0.3%
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
Axtel SAB de CV, Senior Secured Notes, Step Bond (Cost - $546,313)	8.000%	1/31/20	4,257,300	MXN	579,495	(a)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $220,585,713)					228,176,299

SHORT-TERM INVESTMENTS - 3.4%
Repurchase Agreements - 3.4%
Barclays Capital Inc. repurchase agreement dated 5/30/14; Proceeds at maturity - $7,900,020; (Fully collateralized by U.S. government obligations, 0.750% due 2/28/18; Market value - $8,058,300) (Cost - $7,900,000)	0.030%	6/2/14	7,900,000		7,900,000

TOTAL INVESTMENTS - 101.6% (Cost - $228,485,713#)					236,076,299
Liabilities in Excess of Other Assets - (1.6)%					(3,666,617)

TOTAL NET ASSETS - 100.0%					$232,409,682

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	— Brazilian Real
MXN	— Mexican Peso

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND

Schedule of investments (unaudited) (cont’d)	May 31, 2014

Summary of Investments by Country **

Mexico	17.9%
Brazil	12.9
Russia	10.9
Venezuela	7.7
Turkey	7.1
Indonesia	7.1
Colombia	6.0
Peru	4.7
Chile	3.4
Poland	2.1
India	2.0
Hungary	1.8
Kazakhstan	1.5
Croatia	1.4
Argentina	1.4
South Africa	1.1
Lithuania	1.0
Ukraine	0.9
Malaysia	0.7
Sri Lanka	0.7
China	0.6
United Arab Emirates	0.5
Trinidad and Tobago	0.5
Qatar	0.4
Costa Rica	0.4
Gabon	0.4
Morocco	0.4
Nigeria	0.3
Singapore	0.2
Canada	0.2
Netherlands	0.2
Vietnam	0.2
Romania	0.1
Panama	0.0 †
Short-Term Investments	3.3

100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of May 31, 2014 and are subject to change.

†	Represents less than 0.1%.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Emerging Markets Debt Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$126,211,891	—	$126,211,891
Corporate bonds & notes	—	101,384,913	—	101,384,913
Convertible bonds & notes	—	579,495	—	579,495

Total long-term investments	—	$228,176,299	—	$228,176,299

Short-term investments†	—	7,900,000	—	7,900,000

Total investments	—	$236,076,299	—	$236,076,299

Other financial instruments:
Futures contracts	$4,276	—	—	$4,276
Forward foreign currency contracts	—	$514	—	514

Total other financial instruments	$4,276	$514	—	$4,790

Total	$4,276	$236,076,813	—	$236,081,089

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$64,750	—	$64,750

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

Notes to Schedule of Investments (unaudited) (continued)

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other

Notes to Schedule of Investments (unaudited) (continued)

transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of May 31, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $64,750. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At May 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$9,370,393
Gross unrealized depreciation	(1,779,807)

Net unrealized appreciation	$7,590,586

At May 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation
Contracts to Buy:
U.S. Treasury 10-Year Notes	33	9/14	$4,137,740	4,142,016	$4,276

At May 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Brazilian Real	Citibank, N.A.	11,135,750	$4,912,623	7/15/14	$514
Contracts to Sell:
Brazilian Real	Citibank, N.A.	22,271,500	9,825,246	7/15/14	(64,750)

Net unrealized depreciation on open forward foreign currency contracts					$(64,236)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at May 31, 2014.

	Futures Contracts	Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$4,276	—	—	$4,276
Foreign Exchange Risk	—	$514	$(64,750)	(64,236)

Total	$4,276	$514	$(64,750)	$(59,960)

During the period ended May 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$4,108,242
Forward foreign currency contracts (to buy)	4,595,410
Forward foreign currency contracts (to sell)	12,414,743

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	July 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	July 25, 2014

By	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	July 25, 2014